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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 20, 2004



                        Federal Signal Corporation
          (Exact name of registrant as specified in its charter)


         Delaware                     0-693                    36-1063330

(State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                 Number)               Identification No.)


              1415 W. 22nd Street, Oak Brook, Illinois        60523
              (Address of principal executive offices)     (Zip Code)


                            (630) 954-2000
          (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1  Earnings Release dated April 20, 2004.



Item 9.  Regulation FD Disclosure

     The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 20, 2004, Federal Signal Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FEDERAL SIGNAL CORPORATION



Dated:  April 20, 2004                     By:  /s/ Robert D. Welding
                                              ---------------------------
                                              Robert D. Welding
                                              President and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX




   Exhibit No.            Description
   ----------             -------------------------------------------

      99.1                Earnings Release dated April 20, 2004